UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2012

Item 1. Report to Stockholders.

FPA New Income, Inc.

Semi-Annual Report

March 31, 2012

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

LETTER TO SHAREHOLDERS

Performance Discussion

This Semi-Annual Report covers the six-month period ended March 31, 2012. Your Fund's net asset value (NAV) closed at $10.70. Dividends of $0.11 and $0.10 were paid on October 7 and December 21, 2011, to holders of record on September 30 and December 19, 2011, respectively. There were no capital gains distributions.

The following table shows the average annual total return for several different periods ended on that date for the Fund calculated at net asset value (NAV) and net of the maximum sales charge of 3.5% of the offering price.

	Periods Ended March 31, 2012
	1 Year	5 Years	10 Years	15 Years	20 Years	25 Years	6/30/1984 Inception
FPA New Income (NAV)*	1.78%	3.54%	3.78%	5.13%	5.99%	6.92%	8.18%
FPA New Income (Net of Sales Charge)**	-1.79%	2.80%	3.41%	4.88%	5.81%	6.77%	8.04%
Lipper A-Rated Fund Average	7.42%	5.84%	5.55%	5.83%	6.33%	NA	NA
Barclays Govt/Credit Index	8.53%	6.26%	5.91%	6.42%	6.65%	7.10%	8.33%

The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost and prior performance does not guarantee future results. The Barclays Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Barclays Government/Credit Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. The Lipper A-Rated Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The Fund's most recent month-end performance can be obtained online at www.fpafunds.com.

FPA New Income, Inc., implementing FPA's absolute return fixed income strategy, returned 0.66% for the period from October 1, 2011 to March 31, 2012. This compares with the Barclays Government/Credit Index and CPI + 100 basis points, which returned 1.26% and 1.45%, respectively, during the same period. Given our positioning, such relative performance was to be expected. However, as interest rates rose during the past two months (as discussed in detail below) your Fund saw the benefits of our now longstanding approach to risk and reward in light of the current fixed income environment.

We would like to highlight three areas of the portfolio that positively contributed to performance during the reporting period:

•  GNMA project loan interest-only securities, currently comprising around 9% of the portfolio, continue to generate attractive yields and additionally benefit the portfolio through the receipt of prepayment penalties;

•  Single family mortgage interest-only securities, comprising approximately 4% of the portfolio, provide the portfolio an attractive current yield and tend to benefit from rising interest rates;

•  10-year amortization agency mortgage securities, comprising about 23% of the portfolio, are relatively liquid even in times of market dislocation and provide income while we wait for more attractive opportunities.

*  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

**  Reflects deduction of the maximum sales charge of 3.5% of the offering price.

Portfolio Commentary

The portfolio had an effective duration of approximately 1.5 years at the end of March (which is up from 0.89 years six months earlier), compared to 5.9 years for the Barclays Government/Credit Index. This equates to the Fund taking just 25% of the benchmark's interest rate risk. The increase in interest rates during the last six months, as measured by the 10-year Treasury note, which rose from 1.91% to 2.23% during the period, afforded us the opportunity to strategically add to some of our longer duration holdings at more attractive absolute returns, increasing the portfolio's yield while only slightly increasing our interest rate risk.

The portfolio had a yield to worst of 2.54% (the lowest potential yield that can be received without the issuers defaulting), in contrast with 1.96% for the Barclays Government/Credit Index. The portfolio's average credit quality was similar to the Index.

In summary, your Fund's portfolio has a shorter duration than and similar credit quality to the index, yet has a higher yield. This, in our opinion, results in a better risk/reward proposition than the overall fixed income market is offering.

The value of our lower interest rate risk and higher yield is exhibited by the table below which shows the change in intermediate- and longer-term Treasury rates for the period from January 31 through March 20 and the impact on performance for both the Fund and major bond indexes.

	Yield on 1/31/12	Yield on 3/20/12	Percentage Increase
5-Year Treasury Note	0.71%	1.22%	71.8%
10-Year Treasury Note	1.83%	2.38%	30.1%
	Total Return (1/31/12-3/20/12)
FPA New Income	0.19%
Barclays Govt/Credit Index	-1.49%
Barclays Aggregate Bond Index	-1.02%

This serves as a good reminder that the timing of rising interest rates is unpredictable and can happen despite the best efforts of the Federal Reserve. Given that interest rates are still negative in real terms (yield to maturity minus the trailing twelve month rate of inflation) even after the most recent rise, we remain hesitant to put investor capital at risk in longer dated securities until we are adequately compensated for doing so.

Purchases in the Portfolio

We committed approximately one third of the portfolio, part of which had previously been in cash and equivalents, into fixed income markets over the past six months. Primary purchases were in two key areas.

The largest allocation of capital went to agency-backed securities (MBS), specifically 3% and 3.5% mortgage pools backed by 10-year amortization mortgages. We expect these pools to yield between 1.75 – 1.95%, based upon an average life of 3.5 – 4.5 years. The 'average life' is driven by the range of potential prepayments that could occur over the lifetime of the loan.

Second, we purchased collateralized mortgage obligations (CMOs) backed by the same loans.

For these CMOs, we concentrated on creating interest-only securities (IOs) backed by this same type of mortgage loan. Depending on the pace of prepayments, these CMOs could yield between 5% and 10% with the same average life span.

Other areas of investment were commercial mortgage-backed securities, which we purchased with a yield-to-worst range of 1.80% to 7.73% and a range of average lives of 0.2 to 3.2 years, and other asset-backed securities with an average 1.71% yield and an average life just short of 2 years.

Decisions Driving Our Purchases

In general, we seek high credit quality debtors with low loan-to-value ratios and minimal sensitivity to refinancing. We are drawn to borrowers where the data demonstrates a desire to reduce the loan balance and own the property free and clear because these borrowers are less likely to refinance. This contrasts with borrowers motivated primarily by the amount of the monthly payment.

By scrutinizing the data behind these securities, we are able to extrapolate much about the behavior of the underlying borrower. Signposts that signal a prudent borrower, who is unlikely to default, are apparent — you just have to be able to recognize them. A ten-year maturity indicates a relatively rapid accrual of equity in a property, and that in turn translates to a borrower putting their own capital at risk. Since we are also putting our capital at risk, we like this alignment of interest. The borrowers we pursue have more to lose, and so they tend to default less often.

Since we seek slower rates of loan prepayment, yellow flags pop up with third-party loan origination, as borrowers associated with mortgage-broker-generated loans tend to refinance faster. We avoid loan servicers that aggressively turn over their mortgage loan books to generate fee income. We even steer clear of certain property markets altogether; for example, we disfavor fine-weather California, where people move and/or refinance often. We prefer the East Coast's relative permanence and/or the blustery Midwest. We sift and sort by loan size and by fixed costs of refinancing. Mixing it all together, we hope to identify loan pools that prepay at a slower rate than the market anticipates or, simply put, just a slower rate than the average borrower.

Moving from the purely domestic world of U.S. mortgage loans to a scenario that has evolved on the world stage, last December we found ourselves well positioned to capture a new source of income. The opportunity arose from the Greek debt crisis. A European bank in need of liquidity to compensate for problem loans came to the market with a large pool of Government National Mortgage Association (GNMA) project loan short average life bonds for sale. Buyers were scarce due to the holidays. We committed a substantial amount to this transaction and shareholders benefited from the forced sale of a high-quality holding by a seller under pressure.

GNMA project loans are loans on apartments, nursing homes, and assisting living facilities where the government is making a portion of the rental payment — all kinds of government-assisted housing. GNMA guarantees the mortgages. It's a high-quality loan because of the guarantee, and a forced seller makes the yield even more attractive.

Over the past six months we increased our accumulation of these securities with yields in the range of 1.70% to 2.10% and average lives of less than 2.5 years, and we now have a total allocation of about 9%. These potential returns are more attractive to us than other high-quality short-maturity alternatives.

Macroeconomic Environment

There's been chatter in the investment world about climbing and/or descending a 'wall of worry'. That image illustrates the need to refinance large amounts of public and private debt. At FPA, as always, we scan the environment at both macro and granular levels. In the case of this metaphor, we note that every wall is comprised of individual bricks. No single brick is imposing at first glance; indeed, they appear innocuous. But taken together, the bricks form a wall of impressive magnitude.

If you liken each sector of the bond market to a brick, and view that brick as a component of a coming wall of debt to be refinanced over the next five years, it results in a scary refinancing scenario.

Let's parse through it.

The chart below estimates the domestic maturity 'wall' over the next five years. Note that Treasury securities that need refinancing do not include the Federal government's deficit over the next five years. According to "Budget and Economic Outlook: Fiscal Years 2012-2022", published by the Congressional Budget Office (CBO) in January 2012, the total Federal government deficit through 2017 will be approximately $2.8 trillion. Given the length of the projections and the assumptions of growth, interest rates and revenue collections it is difficult to vouch for the accuracy of this number. But it is still instructive for the purposes of this letter.

We have discussed on prior conference calls and shareholder letters the Federal government's near-term fiscal woes and the impact on economic growth over the next several years. In addition to previously mentioned issues (election year, entitlements, Obamacare etc.), we'd like to add a few more for 2012 that continue to create economic uncertainty, and still seek a resolution. These include:

Bush era tax rates, which expire at the end of 2012, including ordinary income and investment income tax rates. If not resolved, all will increase significantly in 2013.

Payroll tax cut, which expires for all wage earners at the end of 2012.

Debt ceiling, which will need to be increased at the end of 2012.

Accelerated depreciation deduction for purchases of equipment, expiring in 2012.

My partner Bob Rodriguez refers to these facts as the Fiscal Cliff that occurs on January 1, 2013 when various fiscal policies, expiration of tax cuts, program expirations (payroll and unemployment), tax program increases (healthcare), expiration accelerated depreciation etc. are coming due. If this occurs, the result could cause a drag on the US economy to the tune of 3-3 1/2%.

Unfortunately, this is only a partial list. As of now, there is no credible plan in place to reverse the Federal government's catastrophic fiscal situation. In our opinion, none will be forthcoming until after the presidential election. In an optimal scenario, 2013 would be devoted to the discussion and passage of plans with implementation commencing in 2014-2015.

Last year the Treasury issued approximately $1.06 trillion in new debt. Overseas buyers purchased $286 billion and the U.S. Federal Reserve Bank purchased $653 million, leaving about $161 billion to be bought by everyone else. Over the coming two years, the CBO estimates that $1.2 trillion in additional Treasury financing will be required. If the last year's pattern of purchases by overseas buyers holds true going forward, then they will absorb 27% or $324 billion, leaving $876 billion to be purchased by the Fed and other domestic entities. Every maturity from 10 years inwards has a negative real yield. This poor return profile is unlikely to entice prospective private-sector investors.

Institutional investors express themselves by underweighting this segment of the market. That leaves the Fed as the sole remaining buyer, unless it cajoles foreign central banks to participate. Given this situation, it may not be a stretch to see the real return on Treasury bonds move from negative to positive in order to incentivize the private sector; either inflation declines or the Treasury rate will rise. The only way for this not to happen is for the Fed to be the marginal buyer of the additional Treasury issuance. That may also be called QE? — the vehicle used to purchase the new supply. Bear in mind that the Federal government must refinance $3.4 trillion in debt at the same time.

In our view, neither option is a short, intermediate, or long-term positive for bond investors. Either interest rates start increasing now to accommodate the need for the private sector to buy the additional issuance, or the Fed continues to print money to buy the new bonds. Either way, over the intermediate term we see a resulting increase in potential inflation due to too much money chasing too few goods.

Fortunately, the needs of commercial mortgage-backed securities, investment grade, high yield and leveraged loan corporates amount to only $1.4 trillion over the next two years. But, as the chart illustrates, starting in 2014 the needs across the private sector increase from $705 billion in 2013 to $873 billion in 2014, decline to $766 billion in 2015, then again increase to the $797 – $868 billion range annually through 2017. These estimates do not include any new capital needs from these areas of the market and do not include needs from the Euro zone or Japan, two other highly levered developed economic regions.

Our point is that the credit sectors of the domestic bond market will need to undertake very large refinancing after resolution of the Federal government's near-term and additional financing needs. From a monetary perspective, the Federal Reserve Bank currently expects to start raising the Fed Funds rate and exit its 'zero interest' rate policy in the latter half of 2014. How this change is interpreted by investors, and how it will be implemented, will have a significant impact on the level of Treasury interest rates coming into the peak refinancing needs of the private sector. Looking at it today, the totality of all of these unknown elements leads us to conclude that the investment landscape, going forward, is shrouded in uncertainty.

Domestic Maturity "Wall"

Navigating Through the Fog

So, what tactics should a prudent portfolio manager adopt to best operate in this climate, much less take advantage of possible future outcomes? One approach would be to invest today with a short-term time horizon, purchasing assets that may perform best over the next 9 to 18 months. Then, in 2014 and beyond, sell those assets and redeploy the proceeds into whatever market sectors look attractive at the time.

This may sound good but the problem with this approach is that the liquidity situation for selling bonds in 2014 is unknown. If it is not very constructive, the resulting price haircut will inevitably impair the re-investable proceeds. Another problem is that no one can credibly know what interest rates will be in 2014; if rates are higher, the sale proceeds could be lower than the principal value of what was purchased. Again, the re-investable proceeds are threatened.

We favor a different approach. We aim to minimize and/or eliminate both market risks. We intend to focus on i) maturity and ii) amortization of principal as the primary return drivers of our invested capital. In this way we can position the portfolio to recover 100% of the capital we deploy today in the period 2014-17.

We've constructed a portfolio which, after adding in maturities and amortization of principal, over 75% of the portfolio's total value is returned for reinvestment between 2013 and 2017. In this way we have maximum flexibility to reinvest during the period of high refinancing, that is, the wall of debt and its bricks. We expect that both fiscal policy and monetary policy should be much clearer by that time. This could mean significantly higher interest rates across the maturity spectrum, which implies a more normalized risk and reward environment.

Over the coming year, shareholders can expect the portfolio to maintain focus in those same areas invested over the past six months. That said, we are not averse to taking on more credit or interest rate risk should attractive opportunities present themselves. For example, if there is difficulty resolving the policy items, listed above, that are tagged for resolution in 2012, we anticipate related opportunities (along the line of our GNMA purchase from distressed European bank). Overall, however, we continue to focus on maturities and principal amortization that returns your capital back for reinvestment in the 2014-17 time frame.

We at FPA thank you for your continued trust placed in our investment team and strategy through your investment in FPA New Income, Inc.

Respectfully submitted,

Thomas H. Atteberry
Chief Executive Officer and Portfolio Manager

April 19, 2012

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

March 31, 2012
(Unaudited)

Bonds & Debentures		93.1%
Mortgage Pass-Through	29.3%
Mortgage-Backed	19.4%
Commercial Mortgage-Backed	14.9%
Stripped Mortgage-Backed	13.1%
Asset-Backed	10.2%
U.S. Treasuries*	2.9%
Corporate	2.6%
U.S. Agencies	0.7%
Short-Term Investments*		7.5%
Other Assets and Liabilities, net*		-0.6%
Total Net Assets		100.0%
*Cash Plus Liquidity		9.8%

MAJOR PORTFOLIO CHANGES

For the Six Months Ended March 31, 2012
(Unaudited)

Principal Amount
NET PURCHASES
Federal National Mortgage Association
2012-48 CL MB — 3.5% 2027 (1)	$56,983,369
2012-41 CL LB — 3.5% 2042 (1)	$56,947,125
Government National Mortgage Association
2007-34 CL B — 4.579% 2031 (1)	$50,753,664
2006-67 CL B — 4.858% 2034 (1)	$60,662,306
NET SALES
Federal National Mortgage Association MA029— 4% 2020 (2)	$54,084,797
U.S. Treasury Notes
— 0.375% 2012	$70,084,766
— 4.25% 2012	$51,791,016

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2012
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Value
MORTGAGE PASS-THROUGH SECURITIES — 29.3%
Federal Home Loan Mortgage Corporation
847526 — 2.373% 2034	$7,650,080	$8,082,462
782629 — 2.384% 2035	1,188,219	1,261,853
848215 — 2.424% 2038	4,743,971	5,023,676
J12954 — 3.5% 2020	6,608,479	6,929,519
J13919 — 3.5% 2020	42,421,180	44,727,832
E97666 — 4% 2018	13,154,453	14,063,426
J11574 — 4% 2020	14,890,082	15,773,957
G18305 — 4% 2024	13,343,867	14,181,862
J11410 — 4% 2025	16,287,593	17,262,894
G14025 — 4% 2025	40,547,087	43,093,444
J12397 — 4% 2025	24,544,756	26,014,741
J11204 — 4.5% 2019	10,436,911	11,122,825
E01322 — 5% 2018	11,500,466	12,452,360
G13091 — 5% 2018	5,828,609	6,328,762
E01642 — 5% 2019	7,197,681	7,815,314
G13812 — 5% 2020	18,752,383	20,361,525
G14187 — 5.5% 2020	26,731,433	28,998,526
G12139 — 6.5% 2019	3,081,080	3,428,749
A26942 — 6.5% 2034	991,721	1,153,937
G08107 — 6.5% 2036	4,157,529	4,866,180
P50543 — 6.5% 2037	353,613	418,904
Federal National Mortgage Association
AD0705 — 2.418% 2040	8,313,654	8,804,575
890328 — 3% 2020	31,143,567	32,326,400
AB4390 — 3% 2022	49,165,826	51,462,794
MA0577 — 3.5% 2020	22,186,099	23,329,571
MA0598 — 3.5% 2020	8,165,201	8,586,035
MA0629 — 3.5% 2021	81,297,889	85,918,528
AB4015 — 3.5% 2021	7,110,399	7,476,869
MA0905 — 3.5% 2021	22,328,030	23,597,064
MA0989 — 3.5% 2022	58,009,755	60,999,578
MA1019 — 3.5% 2022	61,474,215	64,968,157
932108 — 4% 2019	13,349,591	14,187,945
931711 — 4% 2019	9,998,241	10,626,130
MA0150 — 4% 2019	44,271,710	47,051,973
MA0203 — 4% 2019	23,237,244	24,696,543
MA0235 — 4% 2019	21,025,424	22,345,821
MA0267 — 4% 2019	15,039,139	15,983,597
MA0099 — 4% 2019	12,754,338	13,555,310
MA0124 — 4% 2019	3,224,169	3,426,647

PORTFOLIO OF INVESTMENTS

March 31, 2012
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
932433 — 4% 2020	$1,596,274	$1,696,520
MA0380 — 4% 2020	12,597,576	13,388,704
MA0322 — 4% 2020	24,353,920	25,883,346
MA0357 — 4% 2020	43,184,524	45,896,512
MA0430 — 4% 2020	7,992,005	8,493,903
AA4552 — 4% 2024	1,474,536	1,566,591
AC8539 — 4% 2024	6,588,251	6,994,944
AB1243 — 4% 2025	37,640,407	39,932,331
AE0307 — 4% 2025	6,021,311	6,393,007
AD9338 — 4% 2025	5,475,630	5,807,891
AH4841 — 4% 2026	32,228,369	34,121,141
735494 — 4.5% 2020	25,258,071	27,202,942
AA8521 — 4.5% 2020	13,322,977	14,375,492
AA0905 — 4.5% 2021	6,962,569	7,520,340
995756 — 5% 2018	18,737,568	20,335,695
735453 — 5% 2019	9,828,275	10,718,029
AE0126 — 5% 2020	24,428,992	26,601,218
890122 — 5% 2021	8,341,309	9,106,624
890083 — 5% 2021	10,192,594	11,065,997
995861 — 5% 2021	20,178,647	21,907,755
AE0792 — 5% 2026	18,513,222	20,196,814
257100 — 5.5% 2018	2,034,372	2,215,879
745500 — 5.5% 2018	14,459,360	15,763,160
995327 — 5.5% 2019	4,275,207	4,662,028
735521 — 5.5% 2020	7,976,930	8,698,284
889318 — 5.5% 2020	16,195,454	17,669,402
995284 — 5.5% 2020	18,223,495	19,866,161
889069 — 5.5% 2021	15,225,091	16,599,917
AE0237 — 5.5% 2023	19,551,823	21,316,375
865963 — 5.828% 2036	4,808,379	5,162,997
745832 — 6% 2021	33,504,096	36,230,659
AD0951 — 6% 2021	18,502,725	20,009,957
890225 — 6% 2023	18,764,503	20,291,183
923306 — 6.5% 2037	249,053	277,149
323282 — 7.5% 2028	473,797	550,453
Government National Mortgage Association
782281 — 6% 2023	6,469,957	6,994,024
TOTAL MORTGAGE PASS-THROUGH SECURITIES		$1,368,219,709

PORTFOLIO OF INVESTMENTS

March 31, 2012
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
MORTGAGE-BACKED SECURITIES — 19.4%
CMSI 2005-5 CL 2A3 — 5% 2020	$647,048	$663,625
Federal Home Loan Bank
00-0606 CL Y — 5.27% 2012	11,466,025	11,797,278
I7-2014 1 — 5.34% 2014	27,978,720	29,680,106
VN-2015 CL A — 5.46% 2015	22,707,177	24,497,865
00-0986 — 5.739% 2014	21,393,460	23,011,661
Federal Home Loan Mortgage Corporation
3829 CL CD — 3% 2024	9,009,164	9,314,214
2630 CL KS — 4% 2017	3,310,120	3,321,904
2786 CL JC — 4% 2018	1,149,018	1,162,209
3806 CL AB — 4% 2023	23,563,525	24,868,473
2869 CL JA — 4% 2034	10,007,629	10,202,478
2877 CL WA — 4.25% 2034	10,544,345	10,961,268
3578 CL AM — 4.5% 2016	7,359,950	7,791,537
2677 CL LD — 4.5% 2017	5,808,287	5,880,600
2914 CL JQ — 4.5% 2019	6,449,449	6,667,247
3439 CL AC — 4.5% 2022	12,911,972	13,369,701
2509 CL CB — 5% 2017	6,645,724	7,026,059
2602 CL ET — 5% 2017	4,392,567	4,512,792
2747 CL DX — 5% 2019	10,566,587	11,366,266
3852 CL HA — 5% 2021	19,873,246	21,415,211
3285 CL LC — 5% 2025	11,756,194	12,149,909
2494 CL CF — 5.5% 2017	7,068,222	7,573,529
2503 CL B — 5.5% 2017	6,969,027	7,451,772
R005 CL AB — 5.5% 2018	7,409,430	7,500,714
3808 CL BQ — 5.5% 2025	28,351,828	30,633,300
3806 CL JB — 5.5% 2026	10,992,697	12,052,173
3855 CL HQ — 5.5% 2026	15,581,444	16,906,178
2903 CL UZ — 5.5% 2031	546,976	547,096
2922 CL Z — 5.5% 2032	3,122,487	3,211,946
2670 CL QG — 5.5% 2032	21,000,510	21,804,410
3133 CL BD — 5.75% 2033	3,078,884	3,153,947
3926 CL GP — 6% 2025	13,490,777	14,542,788
3614 CL DY — 6% 2032	19,866,348	22,213,160
Federal National Mortgage Association
2011-125 GD — 3.5% 2025	24,796,503	25,447,163
2012-48 CL MB — 3.5% 2027	54,440,000	56,983,369
2012-8 CL LE — 3.5% 2042	43,390,000	45,042,478
2012-26 CL ME — 3.5% 2042	56,555,000	58,749,769
2012-41 CL LB — 3.5% 2042	54,300,000	56,947,125
2009-68 KA — 3.75% 2022	4,249,709	4,373,206

PORTFOLIO OF INVESTMENTS

March 31, 2012
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
2011-67 CL EA — 4% 2021	$46,024,711	$48,618,664
2009-70 CL NU — 4.25% 2019	15,770,675	16,704,930
2004-90 CL GA — 4.35% 2034	8,685,376	8,999,092
2003-24 CL PD — 5% 2018	7,449,464	7,961,019
2008-77 CL DA — 5% 2023	8,189,649	8,653,838
2005-4 CL E — 5% 2032	4,172,316	4,231,021
2010-39 CL PL — 5% 2032	14,558,915	15,462,441
2004-60 CL LB — 5% 2034	16,795,501	18,218,920
2003-W17 CL 1A5 — 5.35% 2033	8,133,845	8,483,438
2011-19 CL WB — 5.5% 2018	17,441,207	18,809,993
2009-116 CL PA — 5.5% 2024	10,146,837	10,754,328
2006-21 CL CA — 5.5% 2029	4,471,659	4,610,236
2003-28 CL PG — 5.5% 2032	5,509,942	5,697,060
2002-87 CL N — 5.5% 2032	2,906,230	2,961,448
2002-9 CL PC — 6% 2017	6,862,467	7,392,181
Sequoia Mortgage Trust 2012-1 1A1 — 2.865% 2042	19,455,007	19,598,186
Stanwich Mortgage Loan Trust Series
2009-2A — 3.23997% 2049†	357,505	159,876
2010-1A — 13.67773% 2047†	2,143,092	1,083,976
2010-2A — 6.87472% 2057†	7,579,300	3,821,483
2010-3A — 11.61398% 2038†	4,442,534	2,222,600
2010-4A — 8.36327% 2049†	6,091,165	2,846,401
2011-1 A — 7.29707% 2039†,*	10,424,011	5,497,926
2011-2 A — 12.44747% 2050†,*	8,222,298	4,400,607
Structured Asset Securities Corp 2002-RM1 CL A — 0.94368% 2037†	21,760,040	18,278,434
VOLT 2011-NL3A A1 — 5.1938% 2051†	10,165,922	10,175,376
Wells Fargo Mortgage-Backed Securities Trust 2006-5 2A1 — 5.25% 2021	13,587,838	13,845,599
TOTAL MORTGAGE-BACKED SECURITIES		$904,283,599
COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.9%
Government National Mortgage Association
2012-22 CL AB — 1.6661% 2026	$7,890,189	$7,948,728
2011-49 CL AB — 2.8% 2034	41,382,433	41,956,407
2006-15 A — 3.727% 2027	183,884	184,925
2011-120 CL A — 3.94317% 2033	48,217,470	50,340,485
2006-67 CL A — 3.947% 2030	2,329,568	2,354,774
2011-143 CL AB — 3.9731% 2033	48,289,860	50,643,025
2004-108 A — 3.999% 2027	10,630,681	10,771,750
2008-45 CL C — 4.055% 2035	27,560,000	28,719,593
2006-30 A — 4.175% 2028	14,542,309	14,754,918
2006-51 CL A — 4.253% 2030	1,848,705	1,866,416
2007-15 CL B — 4.425% 2032	40,922,000	42,778,631

PORTFOLIO OF INVESTMENTS

March 31, 2012
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
2008-39 CL A — 4.5% 2023	$7,722,667	$7,814,103
2007-34 CL B — 4.579% 2031	48,265,000	50,916,674
2005-52 CL C — 4.587% 2045	4,978,282	5,096,466
2007-55 CL B — 4.633% 2033	50,000,000	52,589,910
2004-78 CL C — 4.658% 2029	2,098,499	2,134,174
2006-67 CL GA — 4.68926% 2034	2,909,167	2,916,556
2008-92 CL A — 4.771% 2027	4,655,810	4,702,508
2006-67 CL B — 4.858% 2034	57,330,000	60,801,515
2006-55 CL B — 4.875% 2032	42,840,000	44,448,698
2006-30 CL B — 4.958% 2031	27,620,000	29,239,582
2007-69 CL B — 4.959% 2030	15,085,000	15,428,485
2006-8 CL C — 5.313% 2036	28,306,649	29,307,855
2008-59 CL B — 5.553% 2026	10,697,305	10,937,139
GS Mortgage Securities Corporation II
2007-EOP A1 — 1.10313% 2020†	8,930,738	8,864,740
2007-EOP A2 — 1.26008% 2020†	20,755,000	20,476,675
2007-EOP A3 — 1.45627% 2020†	17,696,000	17,381,896
JP Morgan Clearing Corporation 2011-FL1 MH — 5.29% 2028†	20,000,000	19,429,400
LSTAR Commercial Mortgage Trust 2001-1 A — 3.9129% 2017†	13,372,676	13,585,970
Lehman Brothers Floating Rate Commercial Mortgage Trust
2007-LLFA A2 — 0.59175% 2022†	22,218,000	20,829,375
Washington Mutual Commercial Mortgage Series Trust
2007-SL2 CL A — 5.31147% 2049†	28,871,806	26,812,380
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES		$696,033,753
STRIPPED MORTGAGE-BACKED SECURITIES — 13.1%
PRINCIPAL ONLY SECURITIES
Federal Home Loan Mortgage Corporation 217 — 6.5% 2032	$931,029	$859,833
INTEREST ONLY SECURITIES
Federal Home Loan Mortgage Corporation
3714 TI — 2.25% 2015	92,625,673	4,243,182
3948 AI — 3% 2021	16,861,615	1,454,314
3935 LI — 3% 2021	12,213,784	889,774
3956 KI — 3% 2021	31,860,691	2,766,782
3968 AI — 3% 2021	12,291,476	1,069,358
3992 OI — 3% 2022	9,301,239	812,835
3994 EI — 3% 2022	19,797,889	1,781,810
3998 KI — 3% 2026	34,054,435	3,547,791
3994 AI — 3% 2027	21,586,250	1,942,763
3706 AI — 3.5% 2020	26,962,527	2,582,741
3722 AI — 3.5% 2020	24,264,735	2,714,981

PORTFOLIO OF INVESTMENTS

March 31, 2012
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
3735 AI — 3.5% 2020	$12,221,278	$1,362,550
3755 AI — 3.5% 2020	22,745,715	2,375,335
3760 KI — 3.5% 2020	19,948,467	2,230,039
3753 CI KI — 3.5% 2020	5,159,104	596,857
3874 DI — 3.5% 2020	21,691,466	1,640,417
3893 DI — 3.5% 2020	15,746,026	1,205,555
3784 BI — 3.5% 2021	14,041,439	1,504,961
3874 BI — 3.5% 2021	11,681,922	1,095,180
3893 BI — 3.5% 2021	9,675,099	930,358
3909 KI — 3.5% 2021	10,254,765	1,012,658
3938 IO — 3.5% 2021	55,479,122	5,505,748
3778 GI — 3.5% 2024	12,015,955	1,126,496
3763 NI — 3.5% 2025	8,748,391	901,434
3854 GI — 3.5% 2024	12,871,288	768,255
3852 YI — 3.5% 2025	34,403,611	2,341,854
3904 QI — 3.5% 2025	10,718,135	863,024
3909 UI — 3.5% 2025	20,922,289	1,350,115
3904 NI — 3.5% 2026	19,683,199	2,343,531
3930 AI — 3.5% 2026	20,463,427	2,567,546
4018 AI — 3.5% 2027	37,415,502	5,051,093
3917 AI — 4.5% 2026	70,539,401	8,905,599
3684 CI — 4.5% 2024	57,403,767	5,894,586
2558 CL JW — 5.5% 2022	1,961,564	70,146
217 — 6.5% 2032	931,029	195,637
Federal National Mortgage Association
2010-91 MI — 2% 2013	47,024,098	824,332
2010-95 MI — 2% 2013	40,421,582	719,504
2011-88 BI — 3% 2020	9,702,239	546,042
2011-113 GI — 3% 2021	15,987,280	1,233,898
2011-129 AI — 3% 2021	20,805,816	1,798,455
2011-149 KI — 3% 2021	30,942,999	2,388,181
2012-8 UI — 3% 2021	52,937,154	5,181,404
2011-137 AI — 3% 2022	28,670,045	2,612,701
2011-138 IG — 3% 2022	32,216,751	3,116,326
2011-145 — 3% 2022	41,957,299	3,624,691
2012-32 AI — 3% 2022	29,015,000	2,646,168
2012-23 IA — 3% 2022	17,365,516	1,649,724
2010-124 AI — 3.5% 2020	16,548,779	1,184,272
2010-128 LI — 3.5% 2020	31,515,448	2,255,324
2010-145 BI — 3.5% 2020	14,250,835	1,233,588
2011-75 BI — 3.5% 2020	16,356,558	1,225,106
2011-78 LI — 3.5% 2020	41,626,829	3,063,318

PORTFOLIO OF INVESTMENTS

March 31, 2012
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
2010-104 CI — 3.5% 2021	$31,879,807	$3,006,903
2011-61 BI — 3.5% 2021	10,994,284	1,047,893
2011-66 QI — 3.5% 2021	19,597,251	1,479,984
2011-104 DI — 3.5% 2021	56,887,482	4,704,026
2011-110 AI — 3.5% 2021	23,885,728	2,026,226
2011-118 IC — 3.5% 2021	59,250,942	5,294,072
2011-125 DI — 3.5% 2021	40,081,602	3,631,794
2011-143 MI — 3.5% 2022	19,557,571	1,590,275
2012-2 MI — 3.5% 2022	24,401,846	2,562,194
2010-135 DI — 3.5% 2024	26,195,555	2,128,389
2010-137 BI — 3.5% 2024	13,191,370	838,575
2011-22 IC — 3.5% 2025	14,391,126	1,667,788
2011-66 BI — 3.5% 2025	7,259,870	472,763
2011-67 CI — 3.5% 2025	10,685,222	1,131,031
2011-75 A — 3.5% 2025	44,780,836	3,326,320
2011-80 KI — 3.5% 2025	20,796,430	1,624,721
2011-101 IC — 3.5% 2026	107,018,049	13,477,586
2011-101 EI — 3.5% 2026	38,745,380	4,528,366
2011-101 IE — 3.5% 2026	36,388,164	3,662,469
2011-104 IM — 3.5% 2026	32,491,017	3,233,181
2010-89 LI — 4% 2020	26,517,459	2,788,046
2010-104 CI — 4% 2020	11,431,603	1,069,655
2011-69 TI — 4% 2020	18,212,403	1,334,969
2011-67 EI — 4% 2021	30,008,732	2,330,778
2008-15 JI — 4.5% 2022	13,992,234	785,804
2009-70 IN — 4.5% 2019	47,224,772	3,470,549
2010-114 CI — 5% 2018	43,115,635	3,851,520
2003-64 XI — 5% 2033	3,324,509	640,267
2010-30 — 5% 2018	19,277,060	1,520,189
Government National Mortgage Association
2002-56 — 0.04249% 2042	416,988	776
2004-43 — 0.18892% 2044	100,020,398	1,714,350
2006-15 — 0.28239% 2046	25,196,519	610,764
2004-10 — 0.43943% 2044	88,321,666	857,603
2008-48 — 0.45517% 2048	101,848,269	3,088,040
2005-9 — 0.49887% 2045	21,285,959	511,927
2004-108 — 0.53264% 2044	69,901,803	1,535,044
2008-78 — 0.56688% 2048	91,561,100	3,640,469
2006-55 — 0.58404% 2046	79,106,035	2,592,305
2006-30 — 0.61182% 2046	23,716,355	843,354
2006-5 — 0.62023% 2046	85,579,166	2,295,233
2007-4 — 0.64946% 2047	41,288,929	1,495,898

PORTFOLIO OF INVESTMENTS

March 31, 2012
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
2005-90 — 0.65597% 2045	$96,373,119	$2,592,437
2011-10 — 0.70521% 2045	122,185,862	5,510,582
2008-45 — 0.70994% 2048	127,891,731	3,838,031
2005-50 — 0.76663% 2045	26,542,303	827,058
2007-15 — 0.77589% 2047	147,777,710	6,252,475
2006-67 — 0.80318% 2046	67,808,382	2,362,444
2007-55 — 0.82873% 2047	132,455,517	5,495,579
2010-161 IA — 0.83527% 2050	287,529,896	13,884,819
2007-34 — 0.86488% 2047	54,090,603	2,468,695
2010-18 — 0.87944% 2050	186,945,090	9,330,429
2007-77 — 0.88698% 2047	154,344,507	6,385,232
2010-123 — 0.89724% 2050	88,944,313	5,242,378
2008-92 — 0.95935% 2048	127,355,234	6,147,437
2010-63 — 0.96107% 2050	94,817,228	4,606,221
2008-8 — 1.02612% 2047	151,401,569	5,112,831
2012-9 — 1.02733% 2052	180,801,550	19,186,661
2011-6 — 1.04336% 2052	253,212,815	15,413,064
2009-119 — 1.04766% 2049	338,761,282	18,398,125
2011-165 — 1.06849% 2051	259,193,782	15,981,889
2012-35 — 1.0702% 2052	132,960,000	10,735,481
2009-105 — 1.08697% 2049	158,591,359	9,453,631
2008-24 — 1.09508% 2047	62,391,936	2,575,539
2012-25 — 1.0959%	124,870,053	9,838,394
2011-143 — 1.10586%	101,097,525	14,173,873
2009-60 — 1.12527% 2049	150,417,269	8,214,287
2009-86 — 1.12544% 2049	162,764,702	8,738,837
2011-64 — 1.12979% 2044	161,497,475	11,881,369
2010-28 — 1.16226% 2050	165,050,962	9,543,247
2011-120 — 1.16865% 2043	125,301,294	15,647,626
2011-49 — 1.17381% 2045	95,932,596	6,499,433
2010-49 — 1.18955% 2050	170,396,540	9,992,053
2011-149 — 1.20576%	169,220,640	13,977,625
2009-4 — 1.22502% 2049	126,790,731	7,150,997
2011-78 — 1.2718% 2046	192,076,453	14,317,379
2011-16 — 1.28333% 2046	155,966,688	10,571,422
2009-49 — 1.37278% 2049	158,849,392	9,985,273
2011-164 — 1.40753% 2046	225,205,418	18,225,875
2011-92 — 1.44383% 2044	44,921,904	3,800,842
2010-148 — 1.47129% 2052	91,247,946	6,849,983
2012-4 — 1.65334% 2052	308,500,199	28,187,201
2009-71 — 1.65808% 2049	173,922,802	12,131,116
2009-30 — 1.92838% 2049	115,599,041	9,762,339
TOTAL STRIPPED MORTGAGE-BACKED SECURITIES		$611,510,477

PORTFOLIO OF INVESTMENTS

March 31, 2012
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
ASSET-BACKED SECURITIES — 10.2%
AmeriCredit Automobile Receivables Trust
2011-2 C — 3.19% 2016	$8,580,000	$8,871,291
2010-3 D — 4.98% 2018	13,735,000	14,649,888
2010-1 C — 5.19% 2015	2,765,000	2,921,748
2010-2 D — 6.24% 2016	6,990,000	7,505,582
Cabela's Inc. 2011-4A A2 — 0.79175% 2019†	18,500,000	18,646,520
Case New Holland Wholesale Master Note Trust
2009-1A A — 1.94175% 2015†	15,209,000	15,265,578
Credit Acceptance Auto Loan Trust
2012-1A — 2.2% 2019†	3,500,000	3,500,000
2011-1 A — 2.61% 2019†	19,295,000	19,274,933
2012-1A B— 3.12% 2020†	4,500,000	4,500,000
FIFC Premium Funding LLC 2009-A A — 1.69175% 2014†	49,755,000	49,978,400
First National Master Note Trust 2009-3 A — 1.59175% 2015	28,150,000	28,250,496
GE Capital Credit Card Master Note Trust 2009-2 A — 3.69% 2015	6,697,000	6,757,943
HFG HEALTHCO-4 LLC 2011-1A A —2.4994% 2017†	16,552,000	16,414,784
MassMutual Asset Finance LLC
2011-AA A2 — 0.90% 2014†	22,420,000	22,346,462
2009-AA — 2.37% 2013†	20,092,178	20,180,985
PFS Financing Corporation
2012-AA A — 1.44175% 2016†	25,808,000	25,811,200
2011-BA A — 1.74175% 2016†	43,915,000	43,827,170
2012-AA B — 1.94175% 2016†	4,720,000	4,720,585
2011-BA B — 2.49175% 2016†	4,000,000	3,982,640
Prestige Auto Receivables Trust
2011-1A A2 — 1.25% 2014†	12,821,104	12,785,077
2012-1A A2 — 1.67% 2015†	11,424,000	11,423,902
2009-1A B — 10% 2013†	5,736,795	6,010,612
National Collegiate Student Loan Trust 2006-3 A2 — 0.35175% 2026	38,195,774	37,879,895
Santander Drive Auto Receivables Trust
2010-B A2 — 1.01% 2013†	8,695,887	8,699,626
2011-3 A2 — 1.11% 2014	33,500,000	33,440,370
2012-1 A2 — 1.25% 2015	9,172,000	9,153,473
2011-4 A2 — 1.37% 2015	26,260,000	26,276,019
World Financial Network Credit Card Master Trust II
2010-1 — 4.16% 2017†	15,255,000	15,400,380
TOTAL ASSET-BACKED SECURITIES		$478,475,559
U.S. TREASURY SECURITIES — 2.9%
U.S. Treasury Notes
—0.375% 2012	$9,553,000	$9,563,031
—0.375% 2012	50,000,000	50,060,500
—4.25% 2012	75,000,000	76,515,000
TOTAL U.S. TREASURY SECURITIES		$136,138,531

PORTFOLIO OF INVESTMENTS

March 31, 2012
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
CORPORATE BONDS & DEBENTURES — 2.6%
Barclays Bank plc — 1.9% 2014	$38,654,000	$38,188,606
Continental Airlines Company
—1997-1 1A 7.461% 2015	1,421,873	1,421,873
—8.388% 2020	11,666,048	11,841,039
International Lease Finance Corporation — 0.9265% 2012	24,420,000	24,153,822
Qwest Corporation
—3.72365% 2013	7,139,000	7,213,960
—7.625% 2015	16,142,000	18,456,279
United Airlines, Inc. — 9.875% 2013†	21,034,000	22,058,145
TOTAL CORPORATE BONDS & DEBENTURES		$123,333,724
U.S. AGENCIES SECURITIES — 0.7%
Federal National Mortgage Association — 0.4% 2012	$33,700,000	$33,727,297
TOTAL U.S. AGENCIES SECURITIES
TOTAL INVESTMENT SECURITIES — 93.1% (Cost $4,380,109,656)		$4,351,722,649
SHORT-TERM INVESTMENTS — 7.5% (Cost $348,378,073)
Federal Home Loan Mortgage Corporation
—0.04% 04/09/12	$50,000,000	$49,999,555
—0.08% 04/18/12	100,000,000	99,996,222
—10.07% 04/20/12	69,000,000	68,997,451
Federal National Mortgage Association
—0.04% 04/05/12	50,000,000	49,999,778
—0.08% 04/25/12	73,593,000	73,589,075
General Electric Capital Corporation — 0.04% 04/02/12	5,796,000	5,795,992
TOTAL SHORT-TERM INVESTMENTS		$348,378,073
TOTAL INVESTMENTS — 100.6% (Cost $4,728,487,729)		$4,700,100,722
Other assets and liabilities, net — (0.6)%		(28,077,058)
TOTAL NET ASSETS — 100.0%		$4,672,023,664

†  Restricted securities. These restricted securities constituted 10.7% of total net assets at March 31, 2012.

*  These securities have been valued in good faith under policies adopted by authority of the Board of Directors in accordance with the Fund's fair value procedures. These securities constitued 0.2% of total net assets at March 31, 2012.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012
(Unaudited)

ASSETS
Investments at value:
Investments securities — at market value (identified cost $4,380,109,656)	$4,351,722,649
Short-term investments — at amortized cost (maturities 60 days or less)	348,378,073	$4,700,100,722
Cash		40
Receivable for:
Interest	$25,399,773
Capital Stock sold	13,624,826	39,024,599
		$4,739,125,361
LIABILITIES
Payable for:
Investment securities purchased	$59,786,896
Capital Stock repurchased	4,892,833
Advisory fees	1,974,968
Accrued expenses and other liabilities	447,000	67,101,697
NET ASSETS		$4,672,023,664
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $.01 per share; authorized 500,000,000 shares; outstanding 436,683,434 shares		$4,366,834
Additional Paid in Capital		4,811,727,166
Accumulated net realized losses on investments		(210,855,850)
Undistributed net investment income		95,172,521
Unrealized depreciation of investments		(28,387,007)
NET ASSETS		$4,672,023,664
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$10.70
Maximum offering price per share (100/96.5 of per share net asset value)		$11.09

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2012
(Unaudited)

INVESTMENT INCOME
Interest		$141,811,636
EXPENSES
Advisory fees	$11,238,932
Transfer agent fees and expenses	1,304,423
Custodian fees and expenses	139,151
Reports to shareholders	129,524
Registration fees	85,187
Directors' fees and expenses	45,048
Audit and tax services	29,780
Legal fees	12,264
Other expenses	52,699	13,037,008
Net investment income		$128,774,628
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments:
Proceeds from sale of investment securities (excluding short-term investments with maturities 60 days or less)	$2,146,316,207
Cost of investment securities sold	2,217,499,411
Net realized loss on investments		$(71,183,204)
Unrealized depreciation of investments:
Unrealized appreciation at beginning of period	$216,997
Unrealized depreciation at end of period	(28,387,007)
Change in unrealized appreciation of investments		(28,604,004)
Net realized and unrealized loss on investments		$(99,787,208)
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$28,987,420

See notes to financial statements.

  STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2012 (Unaudited)		For the Year Ended September 30, 2011
CHANGES IN NET ASSETS
Operations:
Net investment income	$128,774,628		$150,703,689
Net realized loss on investments	(71,183,204)		(43,776,731)
Change in unrealized appreciation of investments	(28,604,004)		(18,343,157)
Change in net assets resulting from operations		$28,987,420		$88,583,801
Distributions to shareholders from net investment income		(85,178,364)		(162,104,999)
Capital stock transactions:
Proceeds from capital stock sold	$1,215,248,786		$1,924,276,959
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	62,867,645		125,649,634
Cost of capital stock repurchased*	(826,101,412)	452,015,019	(1,845,604,618)	204,321,975
Total change in net assets		$395,824,075		$130,800,777
NET ASSETS
Beginning of period		4,276,199,589		4,145,398,812
End of period		$4,672,023,664		$4,276,199,589
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of capital stock sold		113,600,434		176,921,878
Shares issued to shareholders upon reinvestment of dividends and distributions		5,880,478		11,584,688
Shares of capital stock repurchased		(77,312,338)		(169,311,361)
Increase in capital stock outstanding		42,168,574		19,195,205

*  Net of redemption fees of $456,155 and $202,426 for the periods ended March 31, 2012, and September 30, 2011, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2012		For the Year Ended September 30,
	(Unaudited)		2011	2010	2009	2008	2007
Per share operating performance:
Net asset value at beginning of year	$10.84		$11.04	$11.09	$11.06	$11.03	$10.99
Income from investment operations:
Net investment income	$0.30		$0.43	$0.36	$0.36	$0.47	$0.50
Net realized and unrealized gain (loss) on investment securities	(0.23)		(0.16)	(0.04)	0.08	0.05	0.07
Total from investment operations	$0.07		$0.27	$0.32	$0.44	$0.52	$0.57
Less dividends from net investment income	$(0.21)		$(0.47)	$(0.37)	$(0.41)	$(0.49)	$(0.53)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$10.70		$10.84	$11.04	$11.09	$11.06	$11.03
Total investment return**	0.66%		2.47%	2.90%	4.03%	4.84%	5.36%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$4,672,024		$4,276,200	$4,145,399	$3,813,468	$2,186,138	$1,832,030
Ratio of expenses to average net assets	0.58	%†	0.60%	0.60%	0.60%	0.61%	0.62%
Ratio of net investment income to average net assets	5.74	%†	3.94%	2.98%	3.20%	4.21%	4.31%
Portfolio turnover rate	89	%†	117%	78%	64%	32%	53%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The total investment return for the six months ended March 31, 2012 is not annualized.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012

NOTE 1 — Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower-yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgaged-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

NOTES TO FINANCIAL STATEMENTS

Continued

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $2,232,502,627 for the period ended March 31, 2012.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended March 31, 2012, the Fund paid aggregate fees of $45,000 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities at March 31, 2012 for federal income tax purposes was $4,389,830,340. Gross unrealized appreciation and depreciation for all securities at March 31, 2012 for federal income tax purposes was $37,655,999 and $75,763,691, respectively, resulting in net unrealized depreciation of $38,107,692. As of

NOTES TO FINANCIAL STATEMENTS

Continued

and during the period ended March 31, 2012, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before September 30, 2008 or by state tax authorities for years ended before September 30, 2007.

NOTE 6 — Distributor

For the period ended March 31, 2012, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $28,317 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the period ended March 31, 2012, the Fund collected $456,155 in redemption fees, which amounted to less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith under guidelines adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based

NOTES TO FINANCIAL STATEMENTS

Continued

on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2012:

Investments	Level 1	Level 2	Level 3	Total
Bonds & Debentures
Mortgage Pass-Through	—	$1,368,219,709	—	$1,368,219,709
Mortgage-Backed	—	865,972,296	$38,311,303	904,283,599
Commercial Mortgage-Backed	—	696,033,753	—	696,033,753
Stripped Mortgage-Backed	—	611,510,477	—	611,510,477
Asset-Backed	—	478,475,559	—	478,475,559
U.S. Treasuries	—	136,138,531	—	136,138,531
Corporate	—	123,333,724	—	123,333,724
U.S. Agencies	—	33,727,297	—	33,727,297
Short-Term Investments	—	348,378,073	—	348,378,073
Total Investments	—	$4,661,789,419	$38,311,303	$4,700,100,722

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended March 31, 2012:

Investments	Beginning Value at September 30, 2011	Net Realized and Unrealized Gains (Losses)	Net Purchases (Sales)	Net Transfers In (Out)*	Ending Value at March 31, 2012
Mortgage-Backed	$44,951,618	$(6,640,315)	$—	$—	$38,311,303

*  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Level 1 and Level 2 during the period ended March 31, 2012.

NOTE 9 — Distribution to Shareholders

On March 30, 2012, the Board of Directors declared a dividend from net investment income of $0.08 per share payable April 3, 2012 to shareholders of record on March 30, 2012. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 2, 2012.

NOTE 10 — New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-03 "Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements." The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other

NOTES TO FINANCIAL STATEMENTS

Continued

agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. These new pronouncements are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact these pronouncements may have on the Fund's financial statements.

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2012

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,006.60	$1,022.06
Expenses Paid During Period*	$2.91	$2.94

*  Expenses are equal to the Fund's annualized expense ratio of 0.58%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2012 (183/366 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (76)*	Director and Chairman† Years Served: 14	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7

Thomas P. Merrick – (75)*	Director† Years Served: 3	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	7

Alfred E. Osborne, Jr. – (67)*	Director† Years Served: 12	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	4	Wedbush, Inc., Heckmann Corporation, and Kaiser Aluminum Corporation.

Patrick B. Purcell – (69)*	Director† Years Served: 6	Retired. Formerly Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Paramount Pictures from 1983 to 1998.	5	Ocean Conservancy and The Motion Picture and Television Fund

Allan M. Rudnick – (71)*	Director† Years Served: 2	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	4

Robert L. Rodriguez – (63)	Director† Portfolio Manager Years Served: 28	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Thomas H. Atteberry – (58)	Chief Executive Officer & Portfolio Manager Years Served: 7	Partner of the Adviser. Formerly Vice President of First Pacific Advisors, Inc. from 1997 to 2006.

Eric S. Ende – (67)	Vice President Years Served: 27	Partner of the Adviser. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1983 to 2006.	3

J. Richard Atwood – (51)	Treasurer Years Served: 15	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (55)	Chief Compliance Officer Years Served: 17	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (57)	Secretary Years Served: 28	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (45)	Assistant Treasurer Years Served: 6	Vice President and Controller of the Adviser since 2005.

Michael P. Gomez – (26)	Assistant Vice President Years Served: <1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA NEW INCOME, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

TICKER: FPNIX
CUSIP: 302544101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

803 W. Michigan St., Ste. A
Milwaukee, WI 53233-2301

(800) 638-3060

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2011 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi- annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ THOMAS H. ATTEBERRY
Thomas H. Atteberry, Chief Executive Officer
(Principal Executive Officer)

Date: May 18, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA NEW INCOME, INC.

By:	/s/ THOMAS H. ATTEBERRY
Thomas H. Atteberry, Chief Executive Officer
(Principal Executive Officer)

Date: May 18, 2012

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: May 18, 2012